UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2020

PARKE BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PARKE BANCORP, INC.

Section 8 – Other Events

Item 8.01	Other Events.

Effective October 8, 2020, Parke Bank, Sewell, New Jersey (“Bank”), the wholly owned subsidiary of Parke Bancorp, Inc. (the “Company”), entered into a Stipulation to the Issuance of a Consent Order with the Federal Deposit Insurance Corporation (the “FDIC”) (the “Consent Order”) relating to weaknesses in the Bank’s Bank Secrecy Act and Anti-Money Laundering (collectively “BSA”) compliance program. In consenting to the issuance of the Consent Order, the Bank did not admit or deny any charges of unsafe or unsound banking practices related to the BSA compliance program.

Under the terms of the Consent Order the Bank and/or its Board of Directors is required to take certain actions which include, but are not limited to:

•	Increase supervision and direction of the Bank’s BSA compliance program and assume full responsibility for the approval and implementation of sound BSA policies and procedures;

•	Creation of a compliance committee of the Board of Directors of the Bank with the responsibility of overseeing compliance with the Consent Order, BSA and the BSA compliance program;

•	Designate a qualified individual(s) acceptable to the FDIC and the NJDOBI as a BSA Officer;

•	Review and improve the Bank’s BSA compliance program, BSA risk assessment, system of BSA internal controls, and customer due diligence policies;

•

Develop, adopt and implement effective training programs for the Board and management on all relevant aspects of laws, regulations and policies relating to BSA and ensure that an adequate number of qualified staff have been retained for the Bank’s BSA Department;

•

Ensure the Bank’s adherence to a written program of policies and procedures to provide for BSA compliance and the appropriate identification and monitoring of transactions that pose greater than normal risk for BSA compliance;

•	Development and implementation of a customer due diligence program to enhance customer due diligence and risk assessment processes;

•	Review and improve policies and procedures for monitoring and reporting suspicious activity;

•	Conduct independent testing for compliance with BSA by either a qualified outside party or Bank personnel who are independent of the BSA function and are qualified to perform such testing; and

•

Hire a qualified firm acceptable to the FDIC and the NJDOBI to conduct a look back review of accounts and transaction activity for the time period beginning January 1, 2019, through the effective date of the Consent Order.

The Bank has received, and expects to enter into, a substantially identical Stipulation to the Issuance of a Consent Order with the New Jersey Department of Banking and Insurance (“NJDOBI”) within the next several days (the “NJDOBI Consent Order” and collectively the “Consent Orders”). The form of the NJDOBI Consent Order is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in its entirety herein by this reference.

The Bank began implementing corrective actions prior to entering into the Consent Orders. Because a number of the issues were self-identified, numerous actions have already been taken or commenced by the Bank, which will assist in complying with the Consent Orders and strengthen its BSA compliance practices, policies, procedures and controls.

The Consent Orders are expected to result in additional BSA compliance expenses for the Bank and the Company. The Consent Orders do not otherwise impact the Bank’s business activities outside of BSA.

The Consent Orders do not require the Bank to pay any civil money penalty or require additional capital.

The Consent Orders will remain in effect and be enforceable until they are modified, terminated, suspended or set aside by the FDIC and the NJDOBI. Management and the Board have expressed their full intention to comply with all parts of the Consent Orders at the earliest possible date.

The foregoing summary description of the Consent Orders is not complete and is qualified in its entirety by reference to the full text of the Consent Orders, copies of which are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Issuance of the Consent Orders do not preclude further government action with respect to the Bank’s BSA program, including the imposition of fines, sanctions, additional expenses and compliance cost, and/or restrictions on the activities of the Bank.

Forward-Looking Statements

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include, among others, statements regarding expected compliance with the Consent Orders and expected compliance expenses. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “could,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” and similar expressions are typically used to identify forward-looking statements.

These statements are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties and may be affected by various factors that may cause actual results, developments and business decisions to differ materially from those in the forward-looking statements. Factors that might cause such a difference include, among other matters, the impact of the COVID-19 pandemic on the Company and the Bank and the economies of the U.S. and the markets we serve; the time and resources necessary to develop, adopt and implement all corrective actions required by the Consent Orders; the possibility of additional corrective actions or limitations on the operations of the Bank and the Company being imposed by banking regulators; changes in interest rates and market prices that could affect the net interest margin, asset valuation, and expense levels; and changes in local economic and business conditions in the markets we serve. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

Exhibit No.	Description

99.1	Consent Order with the Federal Deposit Insurance Corporation dated October 8, 2020.

99.2	Form of Consent Order with the New Jersey Department of Banking and Insurance.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARKE BANCORP, INC.

Date: October 9, 2020	By:	/s/ Vito S. Pantilione
Vito S. Pantilione President and Chief Executive Officer (Duly Authorized Representative)